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                                                                    EXHIBIT 10.2

                          DELPHI FINANCIAL GROUP, INC.
                SECOND AMENDED AND RESTATED DIRECTORS STOCK PLAN

Delphi Financial Group, Inc. (the "Company") has adopted the Second Amended and Restated Delphi Financial Group, Inc. Directors Stock Plan effective April 1, 2003, subject to the approval of the stockholders of the Company. This Plan amends and restates the Company's Amended and Restated Directors Plan, as amended.

1.       PURPOSE

This Amended and Restated Directors Stock Plan (the "Plan") is intended to increase the proprietary interest in Delphi Financial Group, Inc. (the "Company") of outside directors of the Company, i.e., directors who are not officers or employees of the Company or its subsidiaries, whose continued services are important to the continued success of the Company, thereby providing them with additional incentive to continue to serve as directors. The Plan provides for the issuance of nonqualified stock options ("Options") and Restricted Shares, as set forth below. The Plan shall be effective upon its approval by the stockholders of the Company (as provided in Section 10 below).

2.       ADMINISTRATION

Except as to discretionary grants of Options pursuant to Section 5(B), the Plan shall be substantially self-executing. Such discretionary grants, and any administrative determinations regarding the Plan that may be required to be made, shall be made pursuant to the affirmative vote of a majority of the members of a committee consisting of the members of the Company's Board of Directors (the "Committee"). All ministerial matters relating to the Plan shall be performed by or at the direction of the Committee.

3.       ELIGIBILITY

The persons who shall receive Options or Restricted Shares (the "Participants") shall be members of the Company's Board of Directors who are not officers or employees of the Company or any of its subsidiaries ("Subsidiaries"), as that term is defined by Section 424(f) of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). Persons eligible to be Participants are sometimes referred to herein as "Outside Directors."

4.       STOCK

The stock subject to the Options and Restricted Shares (collectively, the "Awards") shall be shares (the "Shares") of the Company's authorized but unissued or reacquired Class A common stock, par value $.01 per share. The aggregate number of Shares as to which Awards may be granted shall not exceed 450,000. The limitation established by the preceding sentence shall be subject to adjustment as provided in Section 5(F) of the Plan. In the event that any outstanding Award under the Plan for any reason expires, terminates or is cancelled, the Shares allocable to the unexercised portion of an Option or the unvested portion of Restricted Shares will again be available for Awards thereafter made under the Plan.

5.       TERMS AND CONDITIONS OF AWARDS

         A. OPTION GRANTS. Options shall automatically be granted under the Plan as follows:

                  (i) On the day immediately following the date on which the Plan is approved by the stockholders of the Company (as provided in Section 10 below), and thereafter on the first business day immediately following each date on which the Company holds its annual meeting of stockholders (commencing with the 2004 meeting), each Outside Director then in office will automatically be awarded as of such date Options exercisable for a number of Shares determined pursuant to the following formula: Number of Option Shares = 2,650 (with such amount to be automatically proportionately adjusted to reflect the cumulative effect of all events of the type referred to in Section 5(C)(ix) hereof having occurred prior to such date) multiplied by [1 + (.125 multiplied by the number of years of continuous years of service of such Outside Director to that point, including any portion of a year of service, which shall be treated as a full year)].

                  (ii) Each Outside Director shall, on the first business day following each date on which such director is elected, re-elected or appointed, as applicable, to the Company's Board of Directors (such following day, the "Award Date"), commencing with the elections to occur at the 2003 annual meeting of stockholders, be awarded Options in lieu of the cash amount (the "Retainer Amount") that such director would be entitled to receive for serving as such in the period from the Award Date up to the date of the Company's next following annual meeting of stockholders, exclusive of meeting fees, fees for serving on any committee of the Board, or fees associated with any other services provided to the Company or its

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Subsidiaries. Such Options will be exercisable for the nearest number of whole
Shares determined pursuant to the following formula: Number of Option Shares = (Retainer Amount multiplied by 3), divided by (Fair Market Value, as that term is defined in Section 5(C)(ii) hereof, as of the award date). Notwithstanding the foregoing, Options will not be awarded pursuant to this Section 5(A)(ii) if the Outside Director files with the Secretary of the Company, on or prior to the commencement of the calendar year in which the applicable Award Date is to occur, a written election not to receive Options in lieu of the Retainer Amount (other than the first Award Date following approval of the Plan and the Award Date following the date on which such director is first elected or appointed, in which case such election may be made at any time prior to such Award Date) and instead to receive either cash or Restricted Shares, as set forth below. The number of Restricted Shares credited to an Outside Director who elects such Awards shall be the nearest number of whole Shares determined by dividing the Retainer Amount (or, in the case of an Outside Director who has elected to receive cash, the Retainer Amount to the extent it exceeds the maximum cash payable) by the Fair Market Value of a Share on the Award Date.

         B. DISCRETIONARY OPTION GRANTS. Without limiting the operation of
Section 5(A) hereof, the Committee may also make discretionary Option grants to Outside Directors hereunder. The Committee may determine in its discretion the Outside Directors to whom any such Options are to be granted under this Plan, the number of Shares to be subject to each such Option and the other terms and conditions of such Options, consistent with the terms of the Plan.

         C. TERMS OF OPTIONS. Promptly after each award pursuant to Section 5(A) or Section 5(B) hereof, a Notice of Award of Stock Option (an "Option Notice") shall be given to each Optionee, which notice shall comply with and be subject to the following terms and conditions:

                  (i) NUMBER OF SHARES. Each Option Notice shall state the number of Shares to which it pertains.

                  (ii) OPTION PRICE. Each Option Notice shall state the Option price per Share, which shall be 100% of the Fair Market Value of a Share on the date of the grant of the Option (the "Option Price"). For purposes hereof, "Fair Market Value" shall be the closing price on the applicable date of a Share, as reported on the New York Stock Exchange (the "NYSE"), or, if the Shares are not then listed for trading on the NYSE, the closing price of the Shares as reported on another recognized securities exchange or on the NASDAQ National Market System if the Shares shall then be listed on such exchange or system. If the Shares did not trade on the award date on the NYSE or such other applicable exchange or system, the Fair Market Value for purposes hereof shall be the reported closing price on the last business day on which the Shares were traded preceding the award date.

                  (iii) PAYMENT OF OPTION PRICE. The Option Notice may provide that the Optionee may make payment of the Option Price in cash, Shares or such other consideration as may be specified therein or as may be acceptable to the Committee, or any combination thereof, in an amount or having an aggregate value, as the case may be, equal to the total Option Price. Such payment shall be made upon exercise of the Option.

                  (iv)     TERM, TRANSFERABILITY AND EXERCISABILITY OF OPTIONS.

                           (a) Each Option Notice shall state the date on which
the Option shall expire (the "Expiration Date"), which shall be ten years from the date on which the Option is awarded. Options are not assignable or transferable by an Optionee other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code or by Title I of the Employee Retirement Income Security Act, or the rules thereunder. Notwithstanding the foregoing, if provided in the applicable Option Notice (at the time of grant or at any time thereafter), an Option granted hereunder may be transferred for no consideration by the Optionee to members of his or her immediate family, to a trust or trusts established for the exclusive benefit only of one or more members of his or her immediate family or to a partnership or other entity in which his or her immediate family members are the only partners or owners. Any Option held by the transferee will continue to be subject to the same terms and conditions that were applicable to the Option immediately prior to the transfer, except that the Option will be transferable by the transferee only by will or the laws of descent and distribution. For purposes hereof, "immediate family" means the Optionee's children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, siblings (including half brothers and sisters), in-laws, and relationships arising because of legal adoption.

                           (b) Options granted pursuant to Section 5(A)(i)
hereof shall become exercisable in five equal annual installments of twenty percent (20%) per year. Options granted pursuant to Section 5(A)(ii) hereof shall become exercisable in four substantially equal installments (without taking into account any fractional share) on the dates which follow the date of the grant by 90, 180, 270 and 360 days, respectively. Options granted pursuant to Section 5(B) hereof shall become exercisable on such terms and conditions as are established by the Committee and set forth in the Option Notice. Once Options with respect to Shares become exercisable as aforesaid, they may be exercised in whole or in part

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from time to time through the applicable Expiration Date, subject to the terms and conditions hereof. Upon or in connection with a Change of Ownership, each Optionee shall have the right, immediately prior to such Change of Ownership, to exercise his or her Options without regard to the foregoing installment provisions as to exercisability. For purposes of this Plan, a "Change of Ownership" shall be deemed to have occurred (1) if individuals who, as of the effective date of this Plan, constitute the Board of Directors of the Company (the "Board of Directors" generally and as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the directors constituting the Board of Directors, provided that any person becoming a director subsequent to the effective date of this Plan whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least three-quarters (3/4) of the then directors who are members of the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is (A) in connection with the acquisition by a third person, including a "group" as such term is used in Section 13(d)(3) of the Securities and Exchange Act of 1934, as amended (the "1934 Act"), of beneficial ownership, directly or indirectly, of 20% or more of the combined voting securities ordinarily having the right to vote for the election of directors of the Company (unless such acquisition of beneficial ownership was approved by a majority of the Board of Directors who are members of the Incumbent Board), or (B) in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934 Act) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or (2) if the stockholders of the Company approve a merger, consolidation, recapitalization or reorganization of the Company, reverse split of any class of voting securities of the Company, or an acquisition of securities or assets by the Company, or the sale or disposition by the Company of all or substantially all of the Company's assets, or if any such transaction is consummated without stockholder approval, other than any such transaction in which the holders of outstanding Company voting securities immediately prior to the transaction receive, with respect to such Company voting securities, voting securities of the surviving or transferee entity representing more than 60 percent of the total voting power outstanding immediately after such transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction; or
(3) if the stockholders of the Company approve a plan of complete liquidation of the Company.

                           (c) At any time and from time to time when any Option
or portion thereof is exercisable, such Option or portion thereof may be exercised in whole or in part, as applicable; provided, however, that the Company shall not be required to issue fractional Shares.

                  (v) TERMINATION OF SERVICE EXCEPT BY DEATH, DISABILITY, RETIREMENT OR REMOVAL FOR CAUSE. In the event that the Optionee shall cease to be an Outside Director for any reason other than death, disability, retirement or removal for cause as further provided herein, Options granted pursuant to
Section 5(A)(i) and Section 5(B) hereof may be exercised only within three (3) months after such termination of service or such longer period as may be established by the Committee at the time of grant or thereafter. Sections 5(C)(vi) and 5(C)(viii) hereof shall not be construed to limit the right of an Optionee (or, in the case of the death of an Optionee, the persons referenced in the second sentence of Section 5(C)(vi)) to exercise Options granted pursuant to
Section 5(A)(ii) hereof prior to their Expiration Date. Notwithstanding anything contained in this Plan to the contrary, any Option that is not exercisable on the last day on which an Optionee is an Outside Director shall expire immediately, and in no event shall any Option be exercised after its Expiration Date.

                  (vi) DEATH OR DISABILITY OF OPTIONEE. In the event an Optionee shall die or become disabled while a director of the Company, Options may be exercised at any time within one (1) year after the Optionee's death or disability or such longer period as may be established by the Committee at the time of grant or thereafter, but only to the extent that such Option was exercisable by the Optionee on the last day on which the Optionee was an Outside Director, and in no event may an Option be exercised after its Expiration Date. During such one-year period, the Option may be exercised by the Optionee or a representative, or in the case of death, by the executors or administrators of the Optionee or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance. Whether an Optionee shall have become disabled for the purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive.

                  (vii) REMOVAL FOR CAUSE. If an Optionee is removed as a director of the Company on account of any act of (a) fraud or intentional misrepresentation or (b) embezzlement, misappropriation or conversion of assets or opportunities of the Company, or any unauthorized disclosure of confidential information or trade secrets of the Company, all unexercised Options shall terminate as of the date of such Optionee's removal.

                  (viii) RETIREMENT. To the extent an Option was exercisable on the last date of service as a director of the Company, such Option may be exercised up to one (1) year following the Optionee's retirement at or after age 75 or such longer period as may be established by the Committee at the time of grant or thereafter, but in no event may an Option be exercised after its Expiration Date.

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                  (ix)     MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS.
Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised). Notwithstanding the foregoing, however, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

         D. RESTRICTED SHARES. Restricted Shares issued hereunder will vest in four equal installments on the dates which follow the date of grant by 90, 180, 270 and 360 days, respectively. From and after the date of grant, the Participant will be entitled to vote and receive dividends, if any, on the Restricted Shares. In the event the Participant's service on the Board of Directors ceases for any reason prior to a vesting date, the unvested Restricted Shares shall be forfeited to the Company. Notwithstanding the foregoing, the Restricted Shares shall vest in full upon a Change of Ownership (as defined above). Prior to vesting, the Restricted Shares shall not be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined by the Code.

         E. RECAPITALIZATION, REORGANIZATION, ETC., OF COMPANY.

                  (i) Subject to any required action by the stockholders, the number of Shares covered by each outstanding Award, and the price per Share of any Option so covered, shall automatically be proportionately adjusted for any increase or decrease in the number of issued shares of Class A Common Stock of the Company resulting from a subdivision or consolidation of Shares or the payment of a stock dividend or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

                  (ii) If, pursuant to any reorganization, recapitalization, sale or exchange of assets, consolidation or merger, outstanding Class A Common Stock of the Company is or would be exchanged for other securities of the Company or of another corporation which is a party to such transaction, or for property, whether or not any such transaction gives rise to a Change of Ownership, any Awards under the Plan theretofore granted shall apply to the securities or property into which the Class A Common Stock covered thereby shall be so changed or for which such Class A Common Stock shall be exchanged. In any of such events, the total number and class of Shares then remaining available for issuance under the Plan (including Shares reserved for outstanding Awards and Shares available for future grant of Awards under the Plan) shall likewise be adjusted so that the Plan shall thereafter cover the number and class of shares equivalent to the Shares covered by the Plan immediately prior to such event.

                  (iii) In the event of a change in the Class A Common Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Class A Common Stock within the meaning of the Plan.

                  (iv) Adjustments pursuant to Section 5(F)(ii) hereof shall be made by the Committee, whose determination as to which shall be final, binding and conclusive.

                  (v)      Except as hereinbefore expressly provided in this
Section 5(F), a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Class A Common Stock subject to the Award.

                  (vi) The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, mergers, reorganizations or changes of its capital or business structure, to merge or to consolidate, to dissolve or liquidate or to sell or transfer all or any part of its business or assets.

         F. RIGHTS AS A STOCKHOLDER. No person shall have any rights as a stockholder with respect to any Shares covered by an Option until the date of the issuance of the Shares to such person. No adjustments shall be made to outstanding Options for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights, except as provided in Section 5(F) hereof.

         G. INVESTMENT PURPOSE. Each Award made under the Plan shall be granted on the condition that any purchases of Shares hereunder shall be for investment purposes and not with a view to resale or distribution, except that in the event the Shares are registered under the Securities Act of 1933, as amended (the "Act"), or in the event a resale of such Shares without such registration would otherwise be permissible, such condition shall be inoperative if, in the opinion of counsel

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for the Company, such condition is not required under the Act, or any other applicable law, regulation or rule of any governmental agency.

         H. OTHER PROVISIONS. The Option Notice and the terms of other Awards shall comply with and be subject to the terms and conditions of the Plan, and shall contain such other terms, conditions and provisions as the Committee shall deem advisable.

6.       TERM OF PLAN

Awards shall be granted pursuant to the Plan from time to time within the period of ten years from the earlier of the date of adoption of the Plan and the date on which the Plan is approved by the stockholders of the Company.

7.       AMENDMENT OF THE PLAN

The Board of Directors may, insofar as permitted by law, from time to time, with respect to any Shares not then subject to Awards, suspend or discontinue the Plan or revise or amend it in any respect whatsoever, subject to the approval of the stockholders of the Company where such approval is required by law or regulation or pursuant to the rules of the NYSE or, if the Shares are not listed on the NYSE, the rules of any other exchange or market on which the Shares may be traded.

8.       APPLICATION OF FUNDS

The proceeds received by the Company from the sale of shares pursuant to Options will be used for general corporate purposes.

9.       NO OBLIGATION TO EXERCISE OPTION

The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

10.      APPROVAL OF STOCKHOLDERS

This Plan shall be effective upon its approval by the stockholders of the Company.

11.      NO RIGHT TO NOMINATION

Neither the Plan nor any action taken hereunder shall be construed as giving any director any right to be nominated for reelection to the Company's Board of Directors.

12.      EFFECT OF PLAN UPON OTHER OPTIONS AND COMPENSATION PLANS

The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company or any Subsidiary to (a) establish any other forms of incentives or compensation for employees or directors of or persons associated with the Company or any Subsidiary, or (b) grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

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